UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1. Report to Stockholders.

the Jensen Portfolio

Annual Report, May 31, 2010

Strength Consistency Strategy Knowledge Discipline Focus Dedication Communication

JENSEN INVESTMENT MANAGEMENT®

Investment Adviser to *the* Jensen Portfolio

the Jensen Portfolio

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS,

The Jensen Portfolio -- Class J Shares -- returned 23.85% for the year ended May 31, 2010, compared to a return of 20.99% for the Standard & Poor’s 500 Index over this period. Please see pages 4 through 6 of this report for complete standardized performance information for the Portfolio.

Stock selection added value in the Consumer Staples and Health Care sectors, while detracting from returns in the Consumer Discretionary sector. From a sector perspective, our overweighting in the Industrials and Information Technology sectors added value, although our underweighting in the Consumer Discretionary sector and overweighting in the Health Care sector detracted from returns. In addition, our lack of representation in the Energy, Telecom Services and Utilities sectors benefited us as these sectors saw much more modest returns than the benchmark as a whole. These sectors produce virtually no companies with the long-term record of consistent business performance that Jensen requires, measured by 10 consecutive years of 15% or greater Return on Equity as determined by the Investment Adviser.

Market Perspective

The S&P 500 Index has certainly rebounded since the low of March 9, 2009. Since that low, which was near the end of our last fiscal year, the S&P 500 has risen from 677 to 1089 -- or nearly 61% -- as of May 31, 2010. Yet the index is still down 30% from its previous peak.

What is interesting to note about the market rebound is that it has once again been led by lower quality companies which have, in general, significantly outperformed higher quality companies. One way to view this is to utilize the quality rankings from Standard & Poor’s, which are a measure of the consistency of companies’ earnings and dividends growth. Companies with an A+ ranking are considered to be higher quality. These companies returned slightly more than 13%, underperforming against the S&P 500 Index’s return of nearly 21%, for the year ending May 31, 2010. Lower quality companies, those ranked B, B- and C, outperformed the S&P 500 Index, in some cases significantly, over the same period.

We have also seen continuing volatility in the markets likely due to the uncertainties that cloud the global economy.These include the strength and durability of the recovery, future inflation and fears over sovereign debt in Europe and elsewhere.

Domestically, the U.S. unemployment rate still exceeds 9%, the housing market remains sluggish, business activity continues to be weak and consumers remain cautious about spending. Credit remains difficult to obtain despite low interest rates as lenders worry about default risk. All of these factors are weighing on investors as they consider returning to the markets.

The Effect at Jensen

Despite ongoing volatility, or perhaps because of it, we continue to find what we believe are attractive opportunities across the portfolio. That is particularly true for companies that are positioned for growth from overseas operations, especially in emerging markets.

Our top contributors to performance for the fiscal year were Cognizant Technology Solutions, 3M, Waters and Emerson Electric. While these companies are in different sectors, their combination of strong future business prospects, technological prowess, innovation-focused strategies and attractive market prices made these businesses compelling. Each of them represents a sector that we believe is well positioned for future growth.

Significant detractors for the fiscal year included C.H. Robinson Worldwide and C.R. Bard, our two newest additions to the portfolio. (Please see details below under “Portfolio Additions and Eliminations”) However, we believe that their short-term performance is not representative of the long-term opportunity that these companies represent.

Also detracting from the Portfolio’s performance were Abbott Labs and Praxair. Health care companies have lagged given the uncertainty surrounding domestic reform legislation. In addition, the slowing economy had impacted Praxair’s business. However, both companies have been positioning themselves to take advantage of economic recovery, particularly in emerging markets. We have been adding to these positions given their compelling opportunities ahead and the attractive valuations we believe they offer.

Portfolio Additions and Eliminations

C.R. Bard was added to the Portfolio during the year ending May 31, 2010. Bard designs and markets diverse medical devices, with a core focus on catheters, primarily to hospitals. Bard also sells to healthcare professionals at extended healthcare and alternate site facilities. Over 80% of Bard’s sales come from products in which it holds the number one or number two market position, making market leadership a competitive advantage. Bard serves as a key collaborative partner with physicians in product innovation, creating products that incrementally improve outcomes and lower the cost of care. Bard markets its products to physicians based on efficacy and to administrators based on cost reduction. We believe this strategy should allow Bard to successfully navigate healthcare reform.

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We were also pleased to add C.H. Robinson, a leading aggregator in the shipping market, providing freight transportation using contracted trucks, trains, ships and airplanes. C.H. Robinson does not own any transportation assets outright. Unencumbered by shipping assets, the company does not have to maximize utilization. It can meet customers’ needs by finding the best balance of service and cost while managing its own returns. C.H. Robinson serves clients via a national branch network larger than any competitor’s.

Both Danaher Corporation and Ametek Inc. were sold from the Portfolio during the early months of 2010 as each failed to meet Jensen’s minimum Return on Equity (ROE) of 15% in calendar 2009. It’s not yet clear whether the prolonged recession or other business factors contributed to this decline. A consecutive 10-year business performance record of 15% or greater ROE is required for inclusion in The Jensen Portfolio. This hurdle serves as an indicator of a business’ competitive advantages and indicates returns in excess of the company’s capital costs. Historically, we have found that when the ROE falls below 15% it likely signals an erosion of its competitive edge. Our sale of these companies allowed us to acquire compelling alternative businesses, as detailed earlier.

The Jensen Outlook

Jensen’s investment process emphasizes building portfolios one quality business at a time. Yet themes have developed in what we believe are pockets of opportunity.

The Health Care sector offers companies with compelling growth potential and attractive valuations. The passage of overhaul legislation produced a benign reaction by most portfolio companies. Reaction has remained muted despite positive business performance in the last quarter or two. Post-legislation pricing pressures may impact some companies. But additional people in the healthcare system with greater access to coverage and the resulting higher sales volumes all stand as positives. Additional clarity around aspects of legislation remain a concern. But the long-term prospects continue to encourage us in our convictions for this sector. We are also starting to see cash flow utilized toward strategic acquisitions which should fuel additional growth.

The build-out of global infrastructure should benefit holdings in the Industrial sector. Results during the last quarter showed relatively robust growth for industrial companies. We see potential in the backlog of unfilled orders and resumed capital spending as the economic recovery takes hold. We believe that many of these market leading companies are positioned to gain business in faster growing regions of the world. Sporting leaner operations after rightsizing during the downturn, sustained growth should benefit margins and cash flow generation handsomely.

Deferred spending, fueled by the upgrade cycle and a demand by corporations for greater efficiencies, should positively impact Technology holdings. Leading companies in this sector have both strong business models and balance sheets. Their substantial cash hordes make merger and acquisition activity likely, as mature businesses seek added sources of growth at attractive valuations.

Consumer Staple companies, particularly those selling goods impacting our everyday lives, remain favored in our portfolio. Many of these companies are investing in emerging market opportunities and results thus far have been fairly positive. Because these companies are defensive and less economically sensitive, their stocks have been out of favor for the extended low quality market rally. Nonetheless, we believe the cash flows that these market leaders generate remain a powerful tool for creating additional shareholder value.

The Jensen Portfolio’s companies benefit from a balance of revenues from inside and outside the U.S. Growth in the U.S. may be slow and the economic recovery thus far has been choppy. The challenges suppressing the recovery appear stubborn and will likely persist for the near term. But the strong free cash flows from the domestic operations of companies are expected to be effectively deployed to faster growing economies around the world, as well as toward acquisitions, or returned to shareholders as dividends. We believe these quality businesses are positioned well for the next stage of the economic recovery, however it plays out.

We invite you to seek additional information on The Jensen Portfolio at www.jenseninvestment.com where additional content, including updated holdings and performance, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

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the Jensen Portfolio

This discussion and analysis of the Fund is as of May 2010 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Standard & Poor’s Earnings and Dividend Quality Rankings: S&P analyzes about 4,000 stocks traded on the NYSE, AMEX and Nasdaq exchanges based upon each firm’s per-share earnings and dividend records, then recalculates “core earnings” by backing out certain items (extraordinary items, discontinued operations, impairment charges, etc.) Figures are also adjusted for changes in rates of earnings/dividend growth, stability over a long-term trend and cyclicality. S&P then divides stocks into a quality category matrix, rating each stock from A+ to D, basing ratings upon each individual company’s growth and stability of earnings and dividends.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Portfolio is distributed by Quasar Distributors, LLC.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED MAY 31, 2010

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
the Jensen Portfolio - Class J	23.85	-3.31	1.97	2.20
S&P 500 Stock Index	20.99	-8.69	0.31	-0.82

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2000 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED MAY 31, 2010
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class R	23.59	-3.55	1.72	3.29
S&P 500 Stock Index	20.99	-8.69	0.31	3.51

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED MAY 31, 2010
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class I	24.21	-3.06	2.21	3.77
S&P 500 Stock Index	20.99	-8.69	0.31	3.51

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

7

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Statement of Assets & Liabilities

May 31, 2010

Assets:
Investments, at value (cost $2,257,275,884)	$2,593,313,662
Income receivable	3,760,212
Receivable for capital stock issued	33,302,074
Other assets	79,360
Total Assets	2,630,455,308

Liabilities:
Payable to Investment Adviser	1,165,035
Payable for investments purchased	5,974,015
Payable for capital stock redeemed	1,554,778
Accrued distribution fee	732,292
Other accrued expenses	900,739
Total Liabilities	10,326,859
NET ASSETS	$2,620,128,449

NET ASSETS CONSIST OF:
Capital stock	2,396,151,586
Unrealized appreciation on investments	336,037,778
Accumulated undistributed net investment income	3,963,663
Accumulated undistributed net realized loss	(116,024,578)
Total Net Assets	$2,620,128,449

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$1,776,090,513
Shares outstanding	74,448,051
Net Asset Value Per Share
(2,000,000,000 shares authorized, $.001 par value)	$23.86

Class R Shares:
Net assets	$12,533,220
Shares outstanding	527,136
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$23.78

Class I Shares:
Net assets	$831,504,716
Shares outstanding	34,822,848
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$23.88

8	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Schedule of Investments

May 31, 2010
(showing percentage of total net assets)

SHARES		VALUE
	Common Stocks - 97.77%

	Aerospace & Defense - 4.45%
1,732,000	United Technologies
	Corporation	$116,702,160

	Air Freight & Logistics - 2.17%
980,000	C H Robinson
	Worldwide, Inc.	56,947,800

	Beverages - 7.02%
1,562,000	The Coca-Cola Company	80,286,800
1,648,000	PepsiCo, Inc.	103,642,720
		183,929,520

	Capital Markets - 3.49%
1,844,000	T. Rowe Price Group, Inc.	91,314,880

	Chemicals - 6.57%
1,219,000	Ecolab, Inc.	57,573,370
1,476,000	Praxair, Inc.	114,537,600
		172,110,970

	Electrical Equipment - 4.63%
2,609,100	Emerson Electric Co.	121,166,604

	Electronic Equipment,
	Instruments & Components - 2.65%
1,636,200	Amphenol Corporation	69,374,880

	Food & Staples Retailing - 2.65%
2,333,000	Sysco Corporation	69,546,730

	Health Care Equipment & Supplies - 10.47%
1,064,000	C R Bard, Inc.	86,152,080
2,762,400	Medtronic, Inc.	108,230,832
1,508,000	Stryker Corporation	79,969,240
		274,352,152

	Household Products - 10.31%
884,000	The Clorox Company	55,532,880
1,308,000	Colgate-Palmolive Company	102,141,720
1,843,000	The Procter & Gamble
	Company	112,588,870
		270,263,470

	Industrial Conglomerates - 4.16%
1,373,500	3M Co.	108,932,285

	IT Services - 8.76%
2,332,500	Automatic Data
	Processing, Inc.	95,352,600
1,665,000	Cognizant Technology
	Solutions Corporation (a)	83,316,600
1,782,000	Paychex, Inc.	50,858,280
		229,527,480

	Life Sciences Tools & Services - 2.99%
1,144,000	Waters Corporation (a)	78,295,360

	Media - 4.16%
2,872,000	Omnicom Group, Inc.	108,992,400

	Pharmaceuticals - 8.11%
2,722,000	Abbott Laboratories	129,458,320
1,425,500	Johnson & Johnson	83,106,650
		212,564,970

	Professional Services - 3.33%
2,887,000	Equifax, Inc.	87,331,750

	Software - 11.85%
2,807,000	Adobe Systems, Inc. (a)	90,048,560
4,195,200	Microsoft Corporation	108,236,160
4,968,000	Oracle Corporation	112,127,760
		310,412,480
	Total Common Stocks
	(Cost $2,225,728,113)	2,561,765,891

	Short Term Investments - 1.21%

	Money Market Funds - 1.21%
31,547,771	Fidelity Institutional Money
	Market Fund - Government
	Portfolio, 0.08% (b)	31,547,771
	Total Short Term Investments
	(Cost $31,547,771)	31,547,771

	Total Investments (Cost
	$2,257,275,884) - 98.98%	2,593,313,662

	Other Assets in Excess of
	Liabilities - 1.02%	26,814,787
	TOTAL NET ASSETS -
	100.00%	$2,620,128,449

(a)	Non-income producing security.
(b)	Variable rate security. The rate listed is as of May 31, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	9

the Jensen Portfolio

Statement of Operations

Year Ended May 31, 2010

Investment Income:

Dividend income	$41,464,664
Interest income	35,553
41,500,217

Expenses:

Investment advisory fees	10,612,314
12b-1 fees - Class J	4,057,554
Sub transfer agent expense - Class J	900,470
Administration fees	797,570
Transfer agent fees - Class J	247,070
Custody fees	204,434
Reports to shareholders - Class J	198,224
Federal and state registration fees	180,401
Directors’ fees and expenses	169,100
Fund accounting fees	142,218
Shareholder servicing fees - Class I	126,394
Transfer agent expenses	123,817
Professional fees	112,028
12b-1 fees - Class R	57,305
Other	56,899
Reports to shareholders - Class I	14,474
Reports to shareholders - Class R	3,419
Transfer agent fees - Class I	2,226
Transfer agent fees - Class R	1,113
Total expenses	18,007,030

NET INVESTMENT INCOME	23,493,187

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:

Net realized gain on investment
transactions	25,737,399
Change in unrealized appreciation on
investments	323,785,262

Net gain on investments	349,522,661

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$373,015,848

Statements of Changes in Net Assets

	YEAR ENDED	YEAR ENDED
	MAY 31, ‘10	MAY 31, ‘09
Operations:
Net investment income	$23,493,187	$27,258,414
Net realized gain (loss) on
investment transactions	25,737,399	(135,983,920)
Change in unrealized
appreciation (depreciation)
on investments	323,785,262	(451,019,508)
Net increase (decrease) in
net assets resulting from
operations	373,015,848	(559,745,014)

Capital Share Transactions:
Proceeds from shares sold -
Class J	580,796,998	803,359,524
Proceeds from shares sold -
Class R	7,988,797	8,151,048
Proceeds from shares sold -
Class I	589,099,767	230,627,795
Reinvestment of distributions
from income - Class J	16,101,726	66,067,487
Reinvestment of distributions
from income - Class R	89,865	278,440
Reinvestment of distributions
from income - Class I	5,350,089	14,334,253
Payment for shares redeemed -
Class J	(453,881,722)	(705,222,470)
Payment for shares redeemed -
Class R	(5,128,432)	(16,770,280)
Payment for shares redeemed -
Class I	(122,660,025)	(174,085,141)
Net increase	617,757,063	226,740,656

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment income - Class J	(16,724,991)	(22,036,300)
Net investment income - Class R	(89,865)	(107,216)
Net investment income - Class I	(5,775,517)	(5,117,777)
Net realized capital gains - Class J	—	(46,293,906)
Net realized capital gains - Class R	—	(171,218)
Net realized capital gains - Class I	—	(10,000,090)
Total dividends and
distributions	(22,590,373)	(83,726,507)

INCREASE (DECREASE) IN
NET ASSETS	968,182,538	(416,730,865)

NET ASSETS:
Beginning of year	1,651,945,911	2,068,676,776
End of year (including
undistributed net
investment income of
$3,963,663 and $3,060,148,
respectively)	$2,620,128,449	$1,651,945,911

10	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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Financial Highlights

Class J

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MAY 31, ‘10	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06
Per Share Data:
Net asset value, beginning of year	$19.47	$26.91	$28.53	$24.37	$23.79

Income from investment operations:
Net investment income	0.24	0.30	0.27	0.22	0.22
Net realized and unrealized gains (losses)
on investments	4.39	(6.78)	(1.42)	4.16	0.56
Total from investment operations	4.63	(6.48)	(1.15)	4.38	0.78

Less distributions:
Dividends from net investment income	(0.24)	(0.31)	(0.26)	(0.22)	(0.20)
Dividends from net realized capital gains	—	(0.65)	(0.21)	—	—
Total distributions	$(0.24)	$(0.96)	$(0.47)	$(0.22)	$(0.20)
Net asset value, end of year	$23.86	$19.47	$26.91	$28.53	$24.37
Total return	23.85%	-23.90%	-4.08%	18.05%	3.30%

Supplemental data and ratios:
Net assets, end of year (000’s)	$1,776,091	$1,340,826	$1,706,765	$1,963,520	$1,764,212

Ratio of expenses to average net assets	0.92%	0.86%	0.85%	0.85%	0.85%

Ratio of net investment income to
average net assets	1.04%	1.47%	0.95%	0.83%	0.85%

Portfolio turnover rate	12.33%	23.59%	8.25%	13.77%	10.20%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	11

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Financial Highlights

Class R

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MAY 31, ‘10	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06
Per Share Data:
Net asset value, beginning of year	$19.40	$26.81	$28.43	$24.29	$23.71

Income from investment operations:
Net investment income	0.20	0.23	0.22	0.15	0.14
Net realized and unrealized gains (losses)
on investments	4.37	(6.75)	(1.44)	4.14	0.59
Total from investment operations	4.57	(6.52)	(1.22)	4.29	0.73

Less distributions:
Dividends from net investment income	(0.19)	(0.24)	(0.19)	(0.15)	(0.15)
Dividends from net realized capital gains	—	(0.65)	(0.21)	—	—
Total distributions	(0.19)	(0.89)	(0.40)	(0.15)	(0.15)
Net asset value, end of year	$23.78	$19.40	$26.81	$28.43	$24.29
Total return	23.59%	-24.10%	-4.34%	17.73%	3.07%

Supplemental data and ratios:
Net assets, end of year (000’s)	$12,533	$7,562	$18,662	$22,272	$21,100

Ratio of expenses to average net assets	1.12%	1.13%	1.10%	1.10%	1.10%

Ratio of net investment income to
average net assets	0.83%	1.18%	0.70%	0.58%	0.60%

Portfolio turnover rate	12.33%	23.59%	8.25%	13.77%	10.20%

12	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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Financial Highlights

Class I

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MAY 31, ‘10	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06
Per Share Data:
Net asset value, beginning of year	$19.48	$26.91	$28.53	$24.38	$23.80

Income from investment operations:
Net investment income	0.34	0.37	0.30	0.25	0.24
Net realized and unrealized gains (losses)
on investments	4.36	(6.80)	(1.38)	4.16	0.59
Total from investment operations	4.70	(6.43)	(1.08)	4.41	0.83

Less distributions:
Dividends from net investment income	(0.30)	(0.35)	(0.33)	(0.26)	(0.25)
Dividends from net realized capital gains	—	(0.65)	(0.21)	—	—
Total distributions	(0.30)	(1.00)	(0.54)	(0.26)	(0.25)
Net asset value, end of year	$23.88	$19.48	$26.91	$28.53	$24.38
Total return	24.21%	-23.71%	-3.86%	18.23%	3.56%

Supplemental data and ratios:
Net assets, end of year (000’s)	$831,505	$303,557	$343,250	$341,589	$309,587

Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.65%	0.67%

Ratio of net investment income to
average net assets	1.33%	1.72%	1.20%	1.03%	1.03%

Portfolio turnover rate	12.33%	23.59%	8.25%	13.77%	10.20%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	13

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Notes to the Financial Statements

May 31, 2010

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc. (the “Fund”) was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee; Class R shares are subject to a 0.50% 12b-1 fee and Class I shares are subject to up to a 0.10% shareholder servicing fee, as described in each Class‘ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fee, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Investments in open end and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund invests only in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund. There were no securities valued using the fair value procedures by the Board of Directors as of May 31, 2010.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2010, undistributed net investment income was increased by $701 and accumulated net realized gain was decreased by $701.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the period ended May 31, 2010. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2010, open Federal tax years include the tax years ended May 31, 2008 through 2010. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Fair Value Measurement - The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy

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is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. The table below is a summary of the inputs used to value the Fund’s investments as of May 31, 2010.

Description	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks*	$2,561,765,891	$2,561,765,891	$—	$—
Money Market Fund	$31,547,771	$31,547,771	$—	$—
Total	$2,593,313,662	$2,593,313,662	$—	$—

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.

d) Distributions to Shareholders – Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

e) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Guarantees and Indemnifications – Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets. Transfer Agent Fees and Reports to Shareholders are allocated based on the number of shareholder accounts in each class. Sub-Transfer Agency Fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 Fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder Servicing Fees are expensed at up to 0.10% of the average daily net assets of Class I shares.

h) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund may invest in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

i) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	YEAR ENDED	YEAR ENDED
	MAY 31, ‘10	MAY 31, ‘09
Class J
Shares sold	24,686,314	37,225,291
Shares issued to holders in
reinvestment of dividends	704,722	3,522,693
Shares redeemed	(19,820,585)	(35,301,837)
Net increase	5,570,451	5,446,147
Shares outstanding:
Beginning of year	68,877,600	63,431,453
End of year	74,448,051	68,877,600

Class R
Shares sold	353,425	441,578
Shares issued to holders in
reinvestment of dividends	3,932	14,914
Shares redeemed	(220,096)	(762,657)
Net increase (decrease)	137,261	(306,165)
Shares outstanding:
Beginning of year	389,875	696,040
End of year	527,136	389,875

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	YEAR ENDED	YEAR ENDED
	MAY 31, ‘10	MAY 31, ‘09
Class I
Shares sold	24,246,129	10,808,369
Shares issued to holders in
reinvestment of dividends	230,635	765,033
Shares redeemed	(5,239,430)	(8,743,398)
Net increase	19,237,334	2,830,004
Shares outstanding:
Beginning of year	15,585,514	12,755,510
End of year	34,822,848	15,585,514

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2010, were $839,391,238 and $255,771,338 respectively.

4. Income Taxes

The cost of investments differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The distributions of $22,589,672 and $27,261,292 paid during the years ended May 31, 2010 and 2009, respectively, were classified as ordinary for income tax purposes. Distributions of $701 and $56,465,215 paid during the years ended May 31, 2010 and 2009, respectively were classified as long term capital gain for income tax purposes.

At May 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,257,277,536
Gross unrealized appreciation	407,376,043
Gross unrealized depreciation	(71,339,917)
Net unrealized appreciation	336,036,126
Undistributed ordinary income	3,963,663
Undistributed long-term capital gain	—
Total distributable earnings	3,963,663
Other accumulated losses	(116,022,926)
Total accumulated gains	$223,976,863

As of May 31, 2010, the Fund deferred on a tax basis, post-October losses of $0.

At May 31, 2010, the Fund had tax basis capital losses of $116,022,926 which may be used to offset future capital gains. These carryforwards expire on May 31, 2018.

5. Line of Credit

The Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement runs through December 20, 2010. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. As of May 31, 2010, the rate on the Fund’s line of credit was 2.75%. The Fund did not borrow on the line of credit during the year ended May 31, 2010.

6. Investment Advisory Agreement

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attibutable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Jensen Portfolio, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

July 19, 2010

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Expense Example – May 31, 2010 (Unaudited)

As a shareholder of The Jensen Portfolio (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (December 1, 2009 – May 31, 2010).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

The Jensen Portfolio–Class J

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2009	MAY 31, 2010	DECEMBER 1, 2009 – MAY 31, 2010
Actual	$1,000.00	$1,002.80	$4.74
Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.78

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio–Class R

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2009	MAY 31, 2010	DECEMBER 1, 2009 – MAY 31, 2010
Actual	$1,000.00	$1,001.90	$5.59
Hypothetical (5% annual return before expenses)	1,000.00	1,019.35	5.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio–Class I

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2009	MAY 31, 2010	DECEMBER 1, 2009 – MAY 31, 2010
Actual	$1,000.00	$1,004.50	$3.05
Hypothetical (5% annual return before expenses)	1,000.00	1,021.89	3.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Additional Information (Unaudited)

1. INVESTMENT ADVISORY AGREEMENT DISCLOSURE

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that a fund‘s board of directors, including a majority of disinterested directors voting separately, review and approve the terms of the fund‘s investment advisory agreement on an annual basis.

In its most recent deliberations concerning whether to renew The Jensen Portfolio‘s (the “Fund”) Amended and Restated Investment Advisory and Service Contract (the “Agreement”) with Jensen Investment Management, Inc., the Fund‘s investment adviser (the “Adviser”), the Fund‘s Board of Directors, including the Fund‘s disinterested directors (the “Board”), conducted a review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for the Board to assess the reasonableness of the advisory fee payable under the Agreement and to evaluate whether to continuation the Agreement.

The entire Board first met in person on April 15, 2009 to consider the information provided by the Adviser and discuss the proposed renewal of the Agreement. The Board‘s disinterested directors (the “Independent Directors”) met separately with their legal counsel on April 15, 2009 to review the Adviser‘s presentation and identify additional information they needed to evaluate the Advisory Agreement. The Independent Directors reconvened in person in a separate meeting on July 15, 2009 to consider additional materials provided by the Adviser at their request. The meeting of the Independent Directors was then followed by a meeting of the entire Board to consider the continuation of the Agreement. At those meetings, the Board considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each director.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plans, its organizational and ownership structure, and the composition of its five-person investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance

The Board examined the investment performance of the Fund compared to appropriate securities indices, to appropriate Lipper and Morningstar categories, and to other mutual funds of similar asset size and with similar investment objectives and strategies. Performance over one-, three-, five- and ten-year periods for the Fund was analyzed. The Board noted the favorable performance of the Fund for the one-, three-, five- and ten-year periods compared to its benchmark indexes and comparable funds.

The Board observed that the Adviser appeared to have adhered to its strict investment discipline. They noted that the Adviser’s disciplined approach helped the Fund to be better positioned to weather the recent significant decline in the market. As a result of these and other factors, the Board concluded that the long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio

The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category. The Board noted that the Fund’s advisory fee of 0.50% was slightly below the median and the average for its category at similar asset levels, excluding passively managed funds and non-retail classes. The Board also noted that the Fund is a single fund (as opposed to one of a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

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The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a few existing clients where the competitive market required a lower fee, the Adviser charges its separate accounts a minimum of 0.50%.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was higher than the average of funds with comparable net assets in its Lipper category but below the average of its Morningstar category. The Board also noted that when compared to retail class shares of actively managed funds in the Fund’s Lipper and Morningstar categories, the Fund’s expense ratio was lower than the averages. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs. The Board acknowledged that, with the payment by the Fund of certain sub-transfer agency fees, the Fund’s expense ratio was expected to increase, exceeding the Lipper average for retail-class shares of actively managed funds, but remaining lower than the Morningstar average for such funds. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser

The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2008 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. When appropriate adjustments for certain marketing revenues and expenses were made, it appeared that the Adviser’s pre-tax profit was higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms but lower than the Adviser’s pre-tax profit in 2007. It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser pays certain administrative expenses of the Fund and the cost of the Fund’s CCO. The Board also noted that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent six years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits. In addition, the Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that economies of scale are realized from managing one fund compared to managing over 100 separate accounts. The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies. The Board noted that Adviser’s profitability from the Fund for 2009 was projected to decrease as a result of the declining asset levels of the Fund but increase as a result of the payment by the Fund of certain sub-transfer agency fees. The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.86% for the fiscal year ended May 31, 2009, but was expected to increase with the payment by the Fund of certain sub-transfer agency fees. Regarding the issue of breakpoints, the Board observed from the data presented that many comparable funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset levels. The Board acknowledged the decline in Fund assets in the past year, making economies of scale less likely since the last time the Board considered a breakpoint in the Fund’s advisory fee. Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time.

Other Benefits

The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board also noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify and likely not significant.

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Other Factors and Considerations

The Board acknowledged that it periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

After considering all the relevant factors, none of which was identified by any Director as controlling, the Board of Directors, including all of the Independent Directors, voted unanimously on July 15, 2009 to renew the Agreement for a one-year term beginning on August 1, 2009.

2. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2010.

Additional Information Applicable to Foreign Shareholders Only:
The Fund designates 0.18% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC‘s website at www.sec.gov.

4. PORTFOLIO HOLDINGS

The Jensen Portfolio will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund‘s Form N-Q will be available on the EDGAR database on the SEC‘s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC‘s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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5. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS

Independent Directors

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Roger A. Cooke J.D. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., an investment casting and forging company, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold C.P.A. (Retired) The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1	Director of St. Mary‘s Academy, a non-profit high school (2000 – present); Director of Laika, Inc. (formerly Will Vinton Studios), an animation studio (2002 – present); Director of The Sisters of the Holy Names Foundation (2004 – present). Director of the Holy Names Heritage Center (2007 – present).

22

the Jensen Portfolio

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Thomas L. Thomsen, Jr. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).
DIRECTOR EMERITUS

Louis B. Perry, Ph.D The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1918	Director Emeritus	Indefinite Term; Served since inception (at times as Director Emeritus).	Retired	1	None

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the Jensen Portfolio

Interested Directors and Officers

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Val E. Jensen* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004).	1	None

Gary W. Hibler, Ph.D.* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President	1 Year Term; Served since February 2007.	President of Jensen Investment Management, Inc. (February 2007 – present); Director of Operations of Jensen Investment Management, Inc. (2004 – February 2007); General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1998 – 1999).	N/A	N/A

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President	1 Year Term; Served since July 1993.	Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

24

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Robert G. Millen* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Vice President and Secretary	1 Year Term; Served as Vice President from July 2001 to March 2002 and since June 2005; Served as Secretary since March 2002.	Vice President and Director (2000 – February 2007) and Chairman and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President of Principal Financial Group, an insurance company (1997 – 2000).	N/A	N/A

Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Director of Finance and Chief Compliance Officer (2003 – February 2007) and Vice President, Treasurer and Chief Compliance Officer, and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

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Investment Adviser

Jensen Investment Management, Inc.
5300 Meadows Road
Suite 250
Lake Oswego, OR 97035
800.992.4144
www.jenseninvestment.com

Fund Administrator,
Transfer Agent,
and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Legal Counsel

Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

     This report has been prepared for
shareholders and may be distributed
to others only if preceded or
accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics has previously been filed.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold, CPA (Retired), is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant during the last two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2010	FYE 5/31/2009
Audit Fees	$41,000	$35,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2010	FYE 5/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2010	FYE 5/31/2009
Registrant	0	0
Registrant’s Investment Adviser	$8,500	$10,810

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	7/26/10

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	7/26/10

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	7/26/10

* Print the name and title of each signing officer under his or her signature.

4